Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

UNIFY Financial Credit Union 1899 Western Way Torrance, California 90501

Independent Accountants’ Report
on Applying Agreed-Upon Procedures
We have performed the procedures described below, which were agreed to by UNIFY Financial Credit Union (the “Company” or the “Specified Party”) related to their evaluation of certain information with respect to a portfolio of automobile loans in connection with the proposed offering of UNIFY Auto Receivables Trust 2021-1.
The Company is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein).  The sufficiency of these procedures is solely the responsibility of the Specified Party of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.
Agreed-Upon Procedures
On February 12, 2021, representatives of Stifel, Nicolaus & Company, Incorporated (“Stifel”), on behalf of the Company, provided us with a computer-generated automobile loan data file and related record layout containing data, as represented to us by the Company, as of January 31, 2021, with respect to 11,204 automobile loans (the “Statistical Loan File”).
At the Company’s instruction, we randomly selected 125 automobile loans from the Statistical Loan File (the “Sample Loans”) and performed certain comparisons and recomputations for each of the Sample Loans relating to the automobile loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.
Characteristics
1.	Vehicle identification number (“VIN”)	7.	Vehicle make
2.	Origination date	8.	Vehicle model
3.	Original amount financed	9.	Vehicle model year
4.	Original term to maturity (months)	10.	Original monthly P&I payment
5.	Original annual percentage rate (“APR”)	11.	Borrower state
6.	Model type (new/used)	12.	Borrower FICO score

We compared Characteristics 1. through 10. to the corresponding information set forth on the Installment Sales Contract or Credit Application Response (collectively, the “Contract”) and to screen prints from the Company’s loan servicing system (the “Servicing System Screen Prints”).  Further, with respect to our comparison of Characteristic 2., differences of 30 days or less are deemed to be “in agreement.”

Member of Deloitte Touche Tohmatsu Limited

We compared Characteristic 11. to the corresponding information set forth on the Servicing System Screen Prints.
We compared Characteristic 12. to the corresponding information set forth on the “Credit Report.”
Further, we compared Characteristic 1. to the Title Certificate or Application for Title (collectively, the “Title Certificate”).
In addition to the procedures described above, for each of the Sample Loans, we observed the existence of the following:
•	a Title Certificate (as defined above);
•	the security interest of the Company or Western Federal Credit Union is indicated on a Title Certificate;
•	a “Credit Application”;
•	a Credit Report for the borrower and co-borrower (if applicable);
•	a Truth-in-Lending Disclosure Statement; and
•
the Agreement to Provide Insurance, Verification of Insurance, Policy Declaration, Certificate of Insurance, Insurance Identification Card, Insurance Verification Request, Insurance Application, Binder of Insurance, Proof of Insurance, Lien Holder Service Center Summary or other related correspondence (collectively, the “Agreement to Provide Insurance”).

The automobile loan documents described above, including any information obtained from the indicated system, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents.  In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.
Agreed-Upon Procedures’ Findings
The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Loan Documents, except as described in Appendix A.  Supplemental information is contained on Appendix B.
******
We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs.  Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.
This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.
None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.
None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.
This report is intended solely for the information and use of the Specified Party identified above and is not intended to be and should not be used by anyone other than the Specified Party.
Yours truly,
/s/ Deloitte Touche LLP

March 5, 2021

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 5, 2021.
In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	One difference in vehicle model.
2	One difference in original monthly P&I payment.
3	Seven differences in borrower FICO score.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 5, 2021

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Loan number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on the Contract

1	3548818_300	Vehicle model	1500	3500
2	3636593_300	Original monthly P&I payment	$676.09	$673.09

Exception Description Number	Sample Loan number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on the Credit Report

3	3620409_350	Borrower FICO score	690	694
3	3623121_350	Borrower FICO score	682	712
3	3624873_300	Borrower FICO score	792	775
3	3624976_300	Borrower FICO score	771	769
3	3630646_350	Borrower FICO score	758	756
3	3631134_300	Borrower FICO score	749	761
3	3637016_300	Borrower FICO score	754	781

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.